COMMITMENTS	12 Months Ended
Dec. 31, 2019
COMMITMENTS
15. COMMITMENTS

Contract Purchase Price Adjustment

On the one-year anniversary of the Closing Date for the Gamwell contract purchase, nDivision will calculate (using the same methods and procedures used to calculate the aggregate monthly recurring revenue from the Purchased Contracts calculated on the Closing Date (the “Closing MRR”) the monthly recurring revenue for the Purchased Contracts that are still active or that have renewed their contract term (the “Anniversary MRR”), plus any monthly recurring revenue from new managed service contracts that are being invoiced at the one year anniversary of the Closing Date (the “New MRR”) (Anniversary MRR plus New MRR is referred to herein as the “Total MRR”). The Cash Consideration, the amount due under the Promissory Note and the number of shares issuable pursuant to the Warrants shall be adjusted as follows: (x) the Cash Consideration shall be decreased on the Closing Date, by the amount of Customer Prepayments, as defined in the agreement, if any; (y) the principal balance of the Promissory Note shall be decreased by an amount equal to the product of the MRR Percentage Decrease, as defined in the Agreement, multiplied by the Multiple Price, as defined in the Agreement, and (z) the Warrant Percentage shall be decreased by the MRR Percentage Decrease, if any. For clarity, the Purchase Price shall not be adjusted upward for any increase in monthly recurring revenue after Closing.

The Cash Consideration, Promissory Note and Warrants shall be defined as the “Purchase Price” and can be adjusted after one year, based on the newly calculated monthly recurring revenue. The Company calculated an approximate 3% decline in the purchased contracts monthly recurring revenue and recognized a gain in contingent consideration of $30,757 and reduced the loan $30,757.